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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 13, 2002


                                  DSL.NET, INC.
             (Exact name of Registrant as specified in its charter)



                              545 LONG WHARF DRIVE
                             NEW HAVEN, CONNECTICUT
                    (Address of principal executive offices)


                                      06511
                                   (Zip Code)


                                 (203) 772-1000
               Registrant's telephone number, including area code



          DELAWARE                       000-27525               06-1510312

State or other jurisdiction of       (Commission File           (IRS Employer
       Incorporation                      Number)            Identification No.)


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ITEM 9.         REGULATION FD DISCLOSURE.

         On August 13, 2002, DSL.net, Inc. (the "Company") submitted to the Securities and Exchange Commission the certifications by its Chief Executive Officer and Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, relating to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2002, filed on August 13, 2002. The form of the certifications as submitted was as follows:

         The undersigned, ________________, _______________ of DSL.net, Inc.
(the "Company"), in connection with the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002 and filed on this date (the "Report"), hereby certifies pursuant to the requirements of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report. This certification is being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code and is not to be deemed a part of the Report, nor is it to be deemed to be filed pursuant to the Exchange Act or to form a part of the Company's public disclosure in the United States or otherwise.


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[Name]
[Title]
DSL.net, Inc
Date: August 13, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DSL.NET, INC.



Dated:  August 13, 2002                     By: /s/ Robert J. DeSantis
                                               ---------------------------------
                                               Robert J. DeSantis
                                               Chief Financial Officer



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